Exhibit 99.2

2Q22 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Selected Income Statement Data
Total revenue	$17,028	17,592	20,856	18,834	20,270	(3)%	(16)	$34,620	38,802	(11)%
Noninterest expense	12,883	13,870	13,198	13,303	13,341	(7)	(3)	26,753	27,330	(2)
Pre-tax pre-provision profit (PTPP) (1)	4,145	3,722	7,658	5,531	6,929	11	(40)	7,867	11,472	(31)
Provision for credit losses	580	(787)	(452)	(1,395)	(1,260)	174	146	(207)	(2,308)	(91)
Wells Fargo net income	3,119	3,671	5,750	5,122	6,040	(15)	(48)	6,790	10,676	(36)
Wells Fargo net income applicable to common stock	2,839	3,393	5,470	4,787	5,743	(16)	(51)	6,232	9,999	(38)

Common Share Data
Diluted earnings per common share	0.74	0.88	1.38	1.17	1.38	(16)	(46)	1.62	2.40	(33)
Dividends declared per common share	0.25	0.25	0.20	0.20	0.10	—	150	0.50	0.20	150
Common shares outstanding	3,793.0	3,789.9	3,885.8	3,996.9	4,108.0	—	(8)
Average common shares outstanding	3,793.8	3,831.1	3,927.6	4,056.3	4,124.6	(1)	(8)	3,812.3	4,132.9	(8)
Diluted average common shares outstanding	3,819.6	3,868.9	3,964.7	4,090.4	4,156.1	(1)	(8)	3,845.0	4,164.6	(8)
Book value per common share (2)	$41.72	42.21	43.32	42.47	41.74	(1)	—
Tangible book value per common share (2)(3)	34.66	35.13	36.35	35.54	34.95	(1)	(1)

Selected Equity Data (period-end)
Total equity	179,793	181,689	190,110	191,071	193,127	(1)	(7)
Common stockholders' equity	158,256	159,968	168,331	169,753	171,453	(1)	(8)
Tangible common equity (3)	131,460	133,144	141,254	142,047	143,577	(1)	(8)

Performance Ratios
Return on average assets (ROA) (4)	0.66%	0.78	1.17	1.04	1.25			0.72%	1.11
Return on average equity (ROE) (5)	7.1	8.4	12.8	11.1	13.6			7.8	12.0
Return on average tangible common equity (ROTCE) (3)	8.6	10.0	15.3	13.2	16.3			9.3	14.4
Efficiency ratio (6)	76	79	63	71	66			77	70
Net interest margin on a taxable-equivalent basis	2.39	2.16	2.11	2.03	2.02			2.27	2.04
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(3)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(4)Represents Wells Fargo net income divided by average assets.
(5)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(6)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Selected Balance Sheet Data (average)
Loans	$926,567	898,005	875,036	854,024	854,747	3%	8	$912,365	864,041	6%
Assets	1,902,571	1,919,392	1,943,430	1,949,700	1,939,879	(1)	(2)	1,910,935	1,937,167	(1)
Deposits	1,445,793	1,464,072	1,470,027	1,450,941	1,435,824	(1)	1	1,454,882	1,414,765	3

Selected Balance Sheet Data (period-end)
Debt securities	516,772	535,916	537,531	542,993	533,565	(4)	(3)
Loans	943,734	911,807	895,394	862,827	852,300	4	11
Allowance for credit losses for loans	12,884	12,681	13,788	14,705	16,391	2	(21)
Equity securities	61,774	70,755	72,886	66,526	64,547	(13)	(4)
Assets	1,881,142	1,939,709	1,948,068	1,954,901	1,945,996	(3)	(3)
Deposits	1,425,153	1,481,354	1,482,479	1,470,379	1,440,472	(4)	(1)

Headcount (#) (period-end)	243,674	246,577	249,435	253,871	259,196	(1)	(6)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.3%	10.5	11.4	11.6	12.1
Tier 1 capital	11.9	12.0	12.9	13.2	13.7
Total capital	14.6	14.7	15.8	16.2	16.8
Risk-weighted assets (RWAs) (in billions)	$1,257.1	1,265.5	1,239.0	1,218.9	1,188.7	(1)	6

Advanced Approach:
Common Equity Tier 1 (CET1)	11.6%	11.8	12.6	12.4	12.7
Tier 1 capital	13.3	13.5	14.3	14.1	14.5
Total capital	15.6	15.9	16.7	16.5	16.9
Risk-weighted assets (RWAs) (in billions)	$1,123.2	1,119.5	1,116.1	1,138.6	1,126.5	—	—

Tier 1 leverage ratio	8.0%	8.0	8.3	8.4	8.5
Supplementary Leverage Ratio (SLR)	6.6	6.6	6.9	6.9	7.1
Total Loss Absorbing Capacity (TLAC) Ratio (3)	22.7	22.3	23.0	23.7	25.1
Liquidity Coverage Ratio (LCR) (4)	121	119	118	119	123
(1)Ratios and metrics for June 30, 2022, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Interest income	$11,556	10,181	10,121	9,834	9,693	14%	19	$21,737	19,739	10%
Interest expense	1,358	960	859	925	893	41	52	2,318	2,131	9
Net interest income	10,198	9,221	9,262	8,909	8,800	11	16	19,419	17,608	10
Noninterest income
Deposit-related fees	1,376	1,473	1,462	1,416	1,342	(7)	3	2,849	2,597	10
Lending-related fees	353	342	357	365	362	3	(2)	695	723	(4)
Investment advisory and other asset-based fees	2,346	2,498	2,579	2,882	2,794	(6)	(16)	4,844	5,550	(13)
Commissions and brokerage services fees	542	537	558	525	580	1	(7)	1,079	1,216	(11)
Investment banking fees	286	447	669	547	570	(36)	(50)	733	1,138	(36)
Card fees	1,112	1,029	1,071	1,078	1,077	8	3	2,141	2,026	6
Mortgage banking	287	693	1,035	1,259	1,336	(59)	(79)	980	2,662	(63)
Net gains (losses) from trading activities	446	218	(177)	92	21	105	NM	664	369	80
Net gains from debt securities	143	2	119	283	—	NM	NM	145	151	(4)
Net gains (losses) from equity securities	(615)	576	2,470	869	2,696	NM	NM	(39)	3,088	NM
Lease income	333	327	46	322	313	2	6	660	628	5
Other	221	229	1,405	287	379	(3)	(42)	450	1,046	(57)
Total noninterest income	6,830	8,371	11,594	9,925	11,470	(18)	(40)	15,201	21,194	(28)
Total revenue	17,028	17,592	20,856	18,834	20,270	(3)	(16)	34,620	38,802	(11)
Provision for credit losses	580	(787)	(452)	(1,395)	(1,260)	174	146	(207)	(2,308)	91
Noninterest expense
Personnel	8,442	9,271	8,475	8,690	8,818	(9)	(4)	17,713	18,376	(4)
Technology, telecommunications and equipment	799	876	827	741	815	(9)	(2)	1,675	1,659	1
Occupancy	705	722	725	738	735	(2)	(4)	1,427	1,505	(5)
Operating losses	576	673	512	540	303	(14)	90	1,249	516	142
Professional and outside services	1,310	1,286	1,468	1,417	1,450	2	(10)	2,596	2,838	(9)
Leases (1)	185	188	195	220	226	(2)	(18)	373	452	(17)
Advertising and promotion	102	99	225	153	132	3	(23)	201	222	(9)
Restructuring charges	—	5	66	1	(4)	(100)	100	5	9	(44)
Other	764	750	705	803	866	2	(12)	1,514	1,753	(14)
Total noninterest expense	12,883	13,870	13,198	13,303	13,341	(7)	(3)	26,753	27,330	(2)
Income before income tax expense	3,565	4,509	8,110	6,926	8,189	(21)	(56)	8,074	13,780	(41)
Income tax expense	613	707	1,711	1,521	1,445	(13)	(58)	1,320	2,346	(44)
Net income before noncontrolling interests	2,952	3,802	6,399	5,405	6,744	(22)	(56)	6,754	11,434	(41)
Less: Net income (loss) from noncontrolling interests	(167)	131	649	283	704	NM	NM	(36)	758	NM
Wells Fargo net income	$3,119	3,671	5,750	5,122	6,040	(15)%	(48)	$6,790	10,676	(36)
Less: Preferred stock dividends and other	280	278	280	335	297	1	(6)	558	677	(18)
Wells Fargo net income applicable to common stock	$2,839	3,393	5,470	4,787	5,743	(16)%	(51)	$6,232	9,999	(38)
Per share information
Earnings per common share	$0.75	0.89	1.39	1.18	1.39	(16)	(46)	$1.63	2.42	(33)
Diluted earnings per common share	0.74	0.88	1.38	1.17	1.38	(16)	(46)	1.62	2.40	(33)
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Jun 30, 2022 % Change from
(in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021
Assets
Cash and due from banks	$29,716	27,454	24,616	25,509	25,304	8%	17
Interest-earning deposits with banks	125,424	174,441	209,614	241,178	248,869	(28)	(50)
Total cash, cash equivalents, and restricted cash	155,140	201,895	234,230	266,687	274,173	(23)	(43)
Federal funds sold and securities purchased under resale agreements	55,546	67,764	66,223	67,807	70,149	(18)	(21)
Debt securities:
Trading, at fair value	89,157	86,672	88,265	94,943	82,727	3	8
Available-for-sale, at fair value	125,832	168,436	177,244	185,557	189,897	(25)	(34)
Held-to-maturity, at amortized cost	301,783	280,808	272,022	262,493	260,941	7	16
Loans held for sale	9,674	19,824	23,617	24,811	25,594	(51)	(62)
Loans	943,734	911,807	895,394	862,827	852,300	4	11
Allowance for loan losses	(11,786)	(11,504)	(12,490)	(13,517)	(15,148)	(2)	22
Net loans	931,948	900,303	882,904	849,310	837,152	4	11
Mortgage servicing rights	10,386	9,753	8,189	8,148	8,009	6	30
Premises and equipment, net	8,444	8,473	8,571	8,599	8,745	—	(3)
Goodwill	25,178	25,181	25,180	26,191	26,194	—	(4)
Derivative assets	24,896	27,365	21,478	27,060	25,415	(9)	(2)
Equity securities	61,774	70,755	72,886	66,526	64,547	(13)	(4)
Other assets	81,384	72,480	67,259	66,769	72,453	12	12
Total assets	$1,881,142	1,939,709	1,948,068	1,954,901	1,945,996	(3)	(3)
Liabilities
Noninterest-bearing deposits	$515,437	529,957	527,748	529,051	504,108	(3)	2
Interest-bearing deposits	909,716	951,397	954,731	941,328	936,364	(4)	(3)
Total deposits	1,425,153	1,481,354	1,482,479	1,470,379	1,440,472	(4)	(1)
Short-term borrowings	37,075	33,601	34,409	41,980	45,635	10	(19)
Derivative liabilities	17,168	15,499	9,424	12,976	14,551	11	18
Accrued expenses and other liabilities	71,662	74,229	70,957	75,513	72,555	(3)	(1)
Long-term debt	150,291	153,337	160,689	162,982	179,656	(2)	(16)
Total liabilities	1,701,349	1,758,020	1,757,958	1,763,830	1,752,869	(3)	(3)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	20,057	20,057	20,057	20,270	20,820	—	(4)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,024	59,899	60,196	60,134	60,018	—	—
Retained earnings	184,475	182,623	180,322	175,709	171,765	1	7
Accumulated other comprehensive income (loss)	(10,608)	(6,767)	(1,702)	(1,177)	(564)	(57)	NM
Treasury stock (1)	(84,906)	(85,059)	(79,757)	(74,169)	(69,038)	—	(23)
Unearned ESOP shares	(646)	(646)	(646)	(875)	(875)	—	26
Total Wells Fargo stockholders’ equity	177,532	179,243	187,606	189,028	191,262	(1)	(7)
Noncontrolling interests	2,261	2,446	2,504	2,043	1,865	(8)	21
Total equity	179,793	181,689	190,110	191,071	193,127	(1)	(7)
Total liabilities and equity	$1,881,142	1,939,709	1,948,068	1,954,901	1,945,996	(3)	(3)
NM – Not meaningful
(1)Number of shares of treasury stock were 1,688,846,993, 1,691,916,667, 1,596,009,977, 1,484,890,493, and 1,373,813,200 at June 30, and March 31, 2022, and December 31, September 30, and June 30, 2021, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Jun 30, 2022 % Change from		Six months ended		% Change
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Average Balances

Assets
Interest-earning deposits with banks	$146,271	179,051	216,061	250,314	255,237	(18)%	(43)	$162,570	239,425	(32)%
Federal funds sold and securities purchased under resale agreements	60,450	64,845	65,388	68,912	72,513	(7)	(17)	62,636	72,332	(13)
Trading debt securities	89,258	90,677	92,597	88,476	84,612	(2)	5	89,964	85,990	5
Available-for-sale debt securities	147,138	169,048	178,770	179,237	192,418	(13)	(24)	158,032	199,642	(21)
Held-to-maturity debt securities	298,101	279,245	264,695	261,182	237,812	7	25	288,725	227,377	27
Loans held for sale	14,828	19,513	24,149	24,490	27,173	(24)	(45)	17,158	30,843	(44)
Loans	926,567	898,005	875,036	854,024	854,747	3	8	912,365	864,041	6
Equity securities	30,770	33,282	35,711	32,790	29,773	(8)	3	32,019	29,604	8
Other	16,085	11,498	11,514	10,070	9,103	40	77	13,804	9,299	48
Total interest-earning assets	1,729,468	1,745,164	1,763,921	1,769,495	1,763,388	(1)	(2)	1,737,273	1,758,553	(1)
Total noninterest-earning assets	173,103	174,228	179,509	180,205	176,491	(1)	(2)	173,662	178,614	(3)
Total assets	$1,902,571	1,919,392	1,943,430	1,949,700	1,939,879	(1)	(2)	$1,910,935	1,937,167	(1)
Liabilities
Interest-bearing deposits	$924,526	945,335	938,682	941,014	941,746	(2)	(2)	$934,873	936,460	—
Short-term borrowings	35,591	32,758	37,845	43,899	48,505	9	(27)	34,182	53,764	(36)
Long-term debt	151,230	153,803	161,335	174,643	181,101	(2)	(16)	152,509	189,673	(20)
Other liabilities	35,583	31,092	28,245	30,387	27,718	14	28	33,350	28,294	18
Total interest-bearing liabilities	1,146,930	1,162,988	1,166,107	1,189,943	1,199,070	(1)	(4)	1,154,914	1,208,191	(4)
Noninterest-bearing demand deposits	521,267	518,737	531,345	509,927	494,078	—	6	520,009	478,305	9
Other noninterest-bearing liabilities	53,358	51,330	55,234	55,789	55,763	4	(4)	52,350	60,645	(14)
Total liabilities	1,721,555	1,733,055	1,752,686	1,755,659	1,748,911	(1)	(2)	1,727,273	1,747,141	(1)
Total equity	181,016	186,337	190,744	194,041	190,968	(3)	(5)	183,662	190,026	(3)
Total liabilities and equity	$1,902,571	1,919,392	1,943,430	1,949,700	1,939,879	(1)	(2)	$1,910,935	1,937,167	(1)

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.88%	0.22	0.16	0.15	0.11			0.52%	0.11
Federal funds sold and securities purchased under resale agreements	0.47	(0.05)	(0.01)	0.03	0.02			0.20	0.03
Trading debt securities	2.50	2.44	2.39	2.33	2.37			2.47	2.41
Available-for-sale debt securities	1.91	1.72	1.55	1.57	1.43			1.81	1.53
Held-to-maturity debt securities	2.06	1.98	1.86	1.87	1.86			2.02	1.88
Loans held for sale	3.41	2.86	2.79	2.81	2.85			3.10	3.41
Loans	3.52	3.25	3.32	3.29	3.33			3.39	3.33
Equity securities	2.51	2.05	2.16	1.78	1.77			2.27	1.82
Other	0.65	0.12	0.09	0.09	0.04			0.43	0.04
Total interest-earning assets	2.70	2.38	2.31	2.24	2.23			2.54	2.28
Interest-bearing liabilities
Interest-bearing deposits	0.07	0.04	0.04	0.04	0.04			0.05	0.04
Short-term borrowings	0.34	(0.17)	(0.14)	(0.06)	(0.09)			0.10	(0.08)
Long-term debt	2.67	1.98	1.71	1.71	1.57			2.32	1.83
Other liabilities	1.78	1.68	1.38	1.15	1.47			1.74	1.49
Total interest-bearing liabilities	0.47	0.33	0.29	0.31	0.30			0.40	0.35

Interest rate spread on a taxable-equivalent basis (2)	2.23	2.05	2.02	1.93	1.93			2.14	1.93
Net interest margin on a taxable-equivalent basis (2)	2.39	2.16	2.11	2.03	2.02			2.27	2.04
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $108 million, $107 million, $106 million, $105 million and $109 million for the quarters ended June 30 and March 31, 2022, and December 31, September 30 and June 30, 2021, respectively, and $215 million and $216 million for the first half of 2022 and 2021, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended June 30, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$6,372	1,580	2,057	916	(619)	(108)	10,198
Noninterest income	2,135	912	1,516	2,789	(114)	(408)	6,830
Total revenue	8,507	2,492	3,573	3,705	(733)	(516)	17,028
Provision for credit losses	613	21	(62)	(7)	15	—	580
Noninterest expense	6,036	1,478	1,840	2,911	618	—	12,883
Income (loss) before income tax expense (benefit)	1,858	993	1,795	801	(1,366)	(516)	3,565
Income tax expense (benefit)	465	249	459	198	(242)	(516)	613
Net income (loss) before noncontrolling interests	1,393	744	1,336	603	(1,124)	—	2,952
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(170)	—	(167)
Net income (loss)	$1,393	741	1,336	603	(954)	—	3,119

					Quarter ended March 31, 2022
Net interest income	$5,996	1,361	1,990	799	(818)	(107)	9,221
Noninterest income	2,567	966	1,480	2,958	806	(406)	8,371
Total revenue	8,563	2,327	3,470	3,757	(12)	(513)	17,592
Provision for credit losses	(190)	(344)	(196)	(37)	(20)	—	(787)
Noninterest expense	6,395	1,531	1,983	3,175	786	—	13,870
Income (loss) before income tax expense (benefit)	2,358	1,140	1,683	619	(778)	(513)	4,509
Income tax expense (benefit)	588	280	425	154	(227)	(513)	707
Net income (loss) before noncontrolling interests	1,770	860	1,258	465	(551)	—	3,802
Less: Net income from noncontrolling interests	—	3	—	—	128	—	131
Net income (loss)	$1,770	857	1,258	465	(679)	—	3,671

					Quarter ended June 30, 2021
Net interest income	$5,618	1,202	1,783	610	(304)	(109)	8,800
Noninterest income	3,068	906	1,555	2,926	3,327	(312)	11,470
Total revenue	8,686	2,108	3,338	3,536	3,023	(421)	20,270
Provision for credit losses	(367)	(382)	(501)	24	(34)	—	(1,260)
Noninterest expense	6,202	1,443	1,805	2,891	1,000	—	13,341
Income (loss) before income tax expense (benefit)	2,851	1,047	2,034	621	2,057	(421)	8,189
Income tax expense (benefit)	713	261	513	156	223	(421)	1,445
Net income before noncontrolling interests	2,138	786	1,521	465	1,834	—	6,744
Less: Net income (loss) from noncontrolling interests	—	2	(2)	—	704	—	704
Net income	$2,138	784	1,523	465	1,130	—	6,040
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Six months ended June 30, 2022
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$12,368	2,941	4,047	1,715	(1,437)	(215)	19,419
Noninterest income	4,702	1,878	2,996	5,747	692	(814)	15,201
Total revenue	17,070	4,819	7,043	7,462	(745)	(1,029)	34,620
Provision for credit losses	423	(323)	(258)	(44)	(5)	—	(207)
Noninterest expense	12,431	3,009	3,823	6,086	1,404	—	26,753
Income (loss) before income tax expense (benefit)	4,216	2,133	3,478	1,420	(2,144)	(1,029)	8,074
Income tax expense (benefit)	1,053	529	884	352	(469)	(1,029)	1,320
Net income (loss) before noncontrolling interests	3,163	1,604	2,594	1,068	(1,675)	—	6,754
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(42)	—	(36)
Net income (loss)	$3,163	1,598	2,594	1,068	(1,633)	—	6,790

					Six months ended June 30, 2021
Net interest income	$11,233	2,456	3,562	1,267	(694)	(216)	17,608
Noninterest income	6,107	1,733	3,380	5,813	4,744	(583)	21,194
Total revenue	17,340	4,189	6,942	7,080	4,050	(799)	38,802
Provision for credit losses	(786)	(781)	(785)	(19)	63	—	(2,308)
Noninterest expense	12,469	3,073	3,638	5,919	2,231	—	27,330
Income (loss) before income tax expense (benefit)	5,657	1,897	4,089	1,180	1,756	(799)	13,780
Income tax expense (benefit)	1,415	473	1,013	296	(52)	(799)	2,346
Net income before noncontrolling interests	4,242	1,424	3,076	884	1,808	—	11,434
Less: Net income (loss) from noncontrolling interests	—	3	(2)	—	757	—	758
Net income	$4,242	1,421	3,078	884	1,051	—	10,676
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Income Statement
Net interest income	$6,372	5,996	5,867	5,707	5,618	6%	13	$12,368	11,233	10%
Noninterest income:
Deposit-related fees	779	845	853	799	732	(8)	6	1,624	1,393	17
Card fees	1,038	961	1,007	1,014	1,017	8	2	1,999	1,909	5
Mortgage banking	211	654	905	1,168	1,158	(68)	(82)	865	2,417	(64)
Other	107	107	101	116	161	—	(34)	214	388	(45)
Total noninterest income	2,135	2,567	2,866	3,097	3,068	(17)	(30)	4,702	6,107	(23)
Total revenue	8,507	8,563	8,733	8,804	8,686	(1)	(2)	17,070	17,340	(2)
Net charge-offs	358	375	408	302	359	(5)	—	733	729	1
Change in the allowance for credit losses	255	(565)	(282)	(820)	(726)	145	135	(310)	(1,515)	80
Provision for credit losses	613	(190)	126	(518)	(367)	423	267	423	(786)	154
Noninterest expense	6,036	6,395	6,126	6,053	6,202	(6)	(3)	12,431	12,469	—
Income before income tax expense	1,858	2,358	2,481	3,269	2,851	(21)	(35)	4,216	5,657	(25)
Income tax expense	465	588	619	818	713	(21)	(35)	1,053	1,415	(26)
Net income	$1,393	1,770	1,862	2,451	2,138	(21)	(35)	$3,163	4,242	(25)
Revenue by Line of Business
Consumer and Small Business Banking	$5,510	5,071	4,872	4,822	4,714	9	17	$10,581	9,264	14
Consumer Lending:
Home Lending	972	1,490	1,843	2,012	2,072	(35)	(53)	2,462	4,299	(43)
Credit Card	1,304	1,265	1,271	1,251	1,218	3	7	2,569	2,406	7
Auto	436	444	470	445	415	(2)	5	880	818	8
Personal Lending	285	293	277	274	267	(3)	7	578	553	5
Total revenue	$8,507	8,563	8,733	8,804	8,686	(1)	(2)	$17,070	17,340	(2)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer and Small Business Banking	$10,453	10,605	12,573	15,122	18,768	(1)	(44)	$10,529	19,449	(46)
Consumer Lending:
Home Lending	218,371	213,714	214,900	217,011	223,229	2	(2)	216,055	233,078	(7)
Credit Card	32,825	31,503	30,375	28,925	28,003	4	17	32,168	28,444	13
Auto	56,813	57,278	55,773	53,043	50,762	(1)	12	57,044	50,143	14
Personal Lending	12,397	11,955	11,787	11,456	11,130	4	11	12,177	11,314	8
Total loans	$330,859	325,055	325,408	325,557	331,892	2	—	$327,973	342,428	(4)
Total deposits	898,650	881,339	864,373	848,419	835,752	2	8	890,042	812,723	10
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—	48,000	48,000	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer and Small Business Banking	$10,400	11,006	11,270	13,686	16,494	(6)	(37)	$10,400	16,494	(37)
Consumer Lending:
Home Lending	222,088	215,858	214,407	216,649	218,626	3	2	222,088	218,626	2
Credit Card	34,075	31,974	31,671	29,433	28,548	7	19	34,075	28,548	19
Auto	56,224	57,652	57,260	54,472	51,784	(2)	9	56,224	51,784	9
Personal Lending	12,945	12,068	11,966	11,678	11,308	7	14	12,945	11,308	14
Total loans	$335,732	328,558	326,574	325,918	326,760	2	3	$335,732	326,760	3
Total deposits	892,373	909,896	883,674	858,424	840,434	(2)	6	892,373	840,434	6

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	11.1%	14.4	14.8	19.7	17.3			12.7%	17.2
Efficiency ratio (2)	71	75	70	69	71			73	72
Headcount (#) (period-end)	109,200	113,273	112,913	114,334	116,185	(4)%	(6)	109,200	116,185	(6)%
Retail bank branches (#)	4,660	4,705	4,777	4,796	4,878	(1)	(4)	4,660	4,878	(4)
Digital active customers (# in millions) (3)	33.4	33.7	33.0	32.7	32.6	(1)	2	33.4	32.6	2
Mobile active customers (# in millions) (3)	28.0	27.8	27.3	27.0	26.8	1	4	28.0	26.8	4

Consumer and Small Business Banking:
Deposit spread (4)	1.7%	1.6	1.4	1.5	1.5			1.7%	1.6
Debit card purchase volume ($ in billions) (5)	$125.2	115.0	122.4	118.6	122.0	9	3	$240.2	230.5	4
Debit card purchase transactions (# in millions) (5)	2,517	2,338	2,523	2,515	2,504	8	1	4,855	4,770	2

Home Lending:
Mortgage banking:
Net servicing income	$77	116	125	109	(76)	(34)	201	$193	(199)	197
Net gains on mortgage loan originations/sales	134	538	780	1,059	1,234	(75)	(89)	672	2,616	(74)
Total mortgage banking	$211	654	905	1,168	1,158	(68)	(82)	$865	2,417	(64)

Originations ($ in billions):
Retail	$19.6	24.1	32.8	35.2	36.9	(19)	(47)	$43.7	70.5	(38)
Correspondent	14.5	13.8	15.3	16.7	16.3	5	(11)	28.3	34.5	(18)
Total originations	$34.1	37.9	48.1	51.9	53.2	(10)	(36)	$72.0	105.0	(31)

% of originations held for sale (HFS)	46.1%	51.4	55.7	60.6	65.6			48.9%	70.7
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$696.9	704.2	716.8	739.5	769.4	(1)	(9)	$696.9	769.4	(9)
Mortgage servicing rights (MSR) carrying value (period-end)	9,163	8,511	6,920	6,862	6,717	8	36	9,163	6,717	36
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.31%	1.21	0.97	0.93	0.87			1.31%	0.87
Home lending loans 30+ days delinquency rate (7)(8)(9)	0.28	0.29	0.39	0.45	0.51			0.28	0.51

Credit Card:
Point of sale (POS) volume ($ in billions)	$30.1	26.0	27.5	24.6	23.6	16	28	$56.1	43.2	30
New accounts (# in thousands)	524	484	525	526	323	8	62	1,008	589	71
Credit card loans 30+ days delinquency rate	1.54%	1.58	1.52	1.46	1.53			1.54%	1.53

Auto:
Auto originations ($ in billions)	$5.4	7.3	9.4	9.2	8.3	(26)	(35)	$12.7	15.3	(17)
Auto loans 30+ days delinquency rate (8)	1.95%	1.68	1.84	1.46	1.30			1.95%	1.30

Personal Lending:
New volume ($ in billions)	$3.3	2.6	2.7	2.7	2.5	27	32	$5.9	4.4	34
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Excludes nonaccrual loans.
(9)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due or nonaccrual status.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Income Statement
Net interest income	$1,580	1,361	1,273	1,231	1,202	16%	31	$2,941	2,456	20%
Noninterest income:
Deposit-related fees	310	328	320	323	325	(5)	(5)	638	642	(1)
Lending-related fees	122	121	129	132	135	1	(10)	243	271	(10)
Lease income	179	179	170	165	173	—	3	358	347	3
Other	301	338	392	225	273	(11)	10	639	473	35
Total noninterest income	912	966	1,011	845	906	(6)	1	1,878	1,733	8
Total revenue	2,492	2,327	2,284	2,076	2,108	7	18	4,819	4,189	15
Net charge-offs	4	(29)	(7)	16	53	114	(92)	(25)	92	NM
Change in the allowance for credit losses	17	(315)	(377)	(351)	(435)	105	104	(298)	(873)	66
Provision for credit losses	21	(344)	(384)	(335)	(382)	106	105	(323)	(781)	59
Noninterest expense	1,478	1,531	1,393	1,396	1,443	(3)	2	3,009	3,073	(2)
Income before income tax expense	993	1,140	1,275	1,015	1,047	(13)	(5)	2,133	1,897	12
Income tax expense	249	280	318	254	261	(11)	(5)	529	473	12
Less: Net income from noncontrolling interests	3	3	3	2	2	—	50	6	3	100
Net income	$741	857	954	759	784	(14)	(5)	$1,598	1,421	12

Revenue by Line of Business
Middle Market Banking	$1,459	1,246	1,167	1,165	1,151	17	27	$2,705	2,310	17
Asset-Based Lending and Leasing	1,033	1,081	1,117	911	957	(4)	8	2,114	1,879	13
Total revenue	$2,492	2,327	2,284	2,076	2,108	7	18	$4,819	4,189	15

Revenue by Product
Lending and leasing	$1,308	1,255	1,236	1,190	1,207	4	8	$2,563	2,409	6
Treasury management and payments	943	779	711	713	680	21	39	1,722	1,401	23
Other	241	293	337	173	221	(18)	9	534	379	41
Total revenue	$2,492	2,327	2,284	2,076	2,108	7	18	$4,819	4,189	15

Selected Metrics
Return on allocated capital	14.3%	16.9	18.5	14.5	15.2			15.6%	13.8
Efficiency ratio	59	66	61	67	68			62	73
Headcount (#) (period-end)	17,792	17,360	18,397	18,638	19,647	2	(9)	17,792	19,647	(9)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$143,833	135,792	125,011	118,039	117,585	6%	22	$139,835	119,248	17%
Commercial real estate	44,790	45,053	45,755	46,576	47,203	(1)	(5)	44,921	47,885	(6)
Lease financing and other	13,396	13,550	13,855	14,007	13,784	(1)	(3)	13,472	13,712	(2)
Total loans	$202,019	194,395	184,621	178,622	178,572	4	13	$198,228	180,845	10

Loans by Line of Business:
Middle Market Banking	$113,033	108,583	103,594	101,523	102,054	4	11	$110,820	103,210	7
Asset-Based Lending and Leasing	88,986	85,812	81,027	77,099	76,518	4	16	87,408	77,635	13
Total loans	$202,019	194,395	184,621	178,622	178,572	4	13	$198,228	180,845	10

Total deposits	188,286	200,699	207,678	199,226	192,586	(6)	(2)	194,458	190,984	2
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—	19,500	19,500	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$146,656	140,932	131,078	120,203	117,782	4	25	$146,656	117,782	25
Commercial real estate	44,992	44,428	45,467	46,318	46,905	1	(4)	44,992	46,905	(4)
Lease financing and other	13,593	13,473	13,803	14,018	14,218	1	(4)	13,593	14,218	(4)
Total loans	$205,241	198,833	190,348	180,539	178,905	3	15	$205,241	178,905	15

Loans by Line of Business:
Middle Market Banking	$116,064	110,258	106,834	102,279	102,062	5	14	$116,064	102,062	14
Asset-Based Lending and Leasing	89,177	88,575	83,514	78,260	76,843	1	16	89,177	76,843	16
Total loans	$205,241	198,833	190,348	180,539	178,905	3	15	$205,241	178,905	15

Total deposits	183,145	195,549	205,428	204,853	197,461	(6)	(7)	183,145	197,461	(7)

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Income Statement
Net interest income	$2,057	1,990	1,982	1,866	1,783	3%	15	$4,047	3,562	14%
Noninterest income:
Deposit-related fees	280	293	283	286	277	(4)	1	573	543	6
Lending-related fees	195	185	192	196	190	5	3	380	373	2
Investment banking fees	307	462	678	536	580	(34)	(47)	769	1,191	(35)
Net gains (losses) from trading activities	378	228	(174)	85	30	66	NM	606	361	68
Other	356	312	551	416	478	14	(26)	668	912	(27)
Total noninterest income	1,516	1,480	1,530	1,519	1,555	2	(3)	2,996	3,380	(11)
Total revenue	3,573	3,470	3,512	3,385	3,338	3	7	7,043	6,942	1
Net charge-offs	(11)	(31)	8	(48)	(19)	65	42	(42)	18	NM
Change in the allowance for credit losses	(51)	(165)	(202)	(412)	(482)	69	89	(216)	(803)	73
Provision for credit losses	(62)	(196)	(194)	(460)	(501)	68	88	(258)	(785)	67
Noninterest expense	1,840	1,983	1,765	1,797	1,805	(7)	2	3,823	3,638	5
Income before income tax expense	1,795	1,683	1,941	2,048	2,034	7	(12)	3,478	4,089	(15)
Income tax expense	459	425	488	518	513	8	(11)	884	1,013	(13)
Less: Net loss from noncontrolling interests	—	—	(1)	—	(2)	—	100	—	(2)	100
Net income	$1,336	1,258	1,454	1,530	1,523	6	(12)	$2,594	3,078	(16)

Revenue by Line of Business
Banking:
Lending	$528	521	519	502	474	1	11	$1,049	927	13
Treasury Management and Payments	529	432	373	372	353	22	50	961	723	33
Investment Banking	222	331	464	367	407	(33)	(45)	553	823	(33)
Total Banking	1,279	1,284	1,356	1,241	1,234	—	4	2,563	2,473	4
Commercial Real Estate	1,060	995	1,095	942	1,014	7	5	2,055	1,926	7
Markets:
Fixed Income, Currencies, and Commodities (FICC)	934	877	794	884	888	6	5	1,811	2,032	(11)
Equities	253	267	205	234	206	(5)	23	520	458	14
Credit Adjustment (CVA/DVA) and Other	13	25	13	58	(16)	(48)	181	38	20	90
Total Markets	1,200	1,169	1,012	1,176	1,078	3	11	2,369	2,510	(6)
Other	34	22	49	26	12	55	183	56	33	70
Total revenue	$3,573	3,470	3,512	3,385	3,338	3	7	$7,043	6,942	1

Selected Metrics
Return on allocated capital	13.8%	13.2	16.0	16.9	17.0			13.5%	17.3
Efficiency ratio	51	57	50	53	54			54	52
Headcount (#) (period-end)	9,000	8,416	8,489	8,459	8,673	7	4	9,000	8,673	4
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$200,527	191,152	182,778	170,486	167,076	5%	20	$195,865	164,696	19%
Commercial real estate	98,167	93,346	89,216	86,809	85,346	5	15	95,770	84,606	13
Total loans	$298,694	284,498	271,994	257,295	252,422	5	18	$291,635	249,302	17

Loans by Line of Business:
Banking	$109,123	102,485	101,589	95,911	90,839	6	20	$105,822	88,699	19
Commercial Real Estate	133,212	126,248	116,630	110,683	108,893	6	22	129,749	108,255	20
Markets	56,359	55,765	53,775	50,701	52,690	1	7	56,064	52,348	7
Total loans	$298,694	284,498	271,994	257,295	252,422	5	18	$291,635	249,302	17
Trading-related assets:
Trading account securities	$110,499	115,687	118,147	112,148	104,743	(4)	5	$113,079	105,546	7
Reverse repurchase agreements/securities borrowed	48,909	54,832	53,526	56,758	62,066	(11)	(21)	51,854	63,010	(18)
Derivative assets	30,845	26,244	24,267	25,191	24,731	18	25	28,557	25,910	10
Total trading-related assets	$190,253	196,763	195,940	194,097	191,540	(3)	(1)	$193,490	194,466	(1)
Total assets	564,306	551,404	543,946	524,124	513,414	2	10	557,891	512,476	9
Total deposits	164,860	169,181	182,101	189,424	190,810	(3)	(14)	167,009	192,645	(13)
Allocated capital	36,000	36,000	34,000	34,000	34,000	—	6	36,000	34,000	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$207,414	194,201	191,391	177,002	166,969	7	24	$207,414	166,969	24
Commercial real estate	100,872	96,426	92,983	86,955	86,290	5	17	100,872	86,290	17
Total loans	$308,286	290,627	284,374	263,957	253,259	6	22	$308,286	253,259	22

Loans by Line of Business:
Banking	$111,639	107,081	101,926	99,683	92,758	4	20	$111,639	92,758	20
Commercial Real Estate	137,083	129,375	125,926	112,050	108,885	6	26	137,083	108,885	26
Markets	59,564	54,171	56,522	52,224	51,616	10	15	59,564	51,616	15
Total loans	$308,286	290,627	284,374	263,957	253,259	6	22	$308,286	253,259	22
Trading-related assets:
Trading account securities	$109,634	113,763	108,697	114,187	108,291	(4)	1	$109,634	108,291	1
Reverse repurchase agreements/securities borrowed	42,696	57,579	55,973	55,123	57,351	(26)	(26)	42,696	57,351	(26)
Derivative assets	24,540	26,695	21,398	27,096	25,288	(8)	(3)	24,540	25,288	(3)
Total trading-related assets	$176,870	198,037	186,068	196,406	190,930	(11)	(7)	$176,870	190,930	(7)
Total assets	567,733	564,976	546,549	535,385	516,518	—	10	567,733	516,518	10
Total deposits	162,439	168,467	168,609	191,786	188,219	(4)	(14)	162,439	188,219	(14)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Income Statement
Net interest income	$916	799	666	637	610	15%	50	$1,715	1,267	35%
Noninterest income:
Investment advisory and other asset-based fees	2,306	2,476	2,429	2,457	2,382	(7)	(3)	4,782	4,688	2
Commissions and brokerage services fees	459	454	484	458	513	1	(11)	913	1,068	(15)
Other	24	28	69	66	31	(14)	(23)	52	57	(9)
Total noninterest income	2,789	2,958	2,982	2,981	2,926	(6)	(5)	5,747	5,813	(1)
Total revenue	3,705	3,757	3,648	3,618	3,536	(1)	5	7,462	7,080	5
Net charge-offs	—	(4)	19	(3)	(6)	100	100	(4)	(6)	33
Change in the allowance for credit losses	(7)	(33)	(22)	(70)	30	79	NM	(40)	(13)	NM
Provision for credit losses	(7)	(37)	(3)	(73)	24	81	NM	(44)	(19)	NM
Noninterest expense	2,911	3,175	2,898	2,917	2,891	(8)	1	6,086	5,919	3
Income before income tax expense	801	619	753	774	621	29	29	1,420	1,180	20
Income tax expense	198	154	189	195	156	29	27	352	296	19
Net income	$603	465	564	579	465	30	30	$1,068	884	21

Selected Metrics
Return on allocated capital	27.1%	21.0	25.0	25.7	20.7			24.1%	19.8
Efficiency ratio	79	85	79	81	82			82	84
Headcount (#) (period-end)	24,996	25,165	25,906	26,112	26,989	(1)	(7)	24,996	26,989	(7)
Advisory assets ($ in billions)	$800	912	964	920	931	(12)	(14)	$800	931	(14)
Other brokerage assets and deposits ($ in billions)	1,035	1,168	1,219	1,171	1,212	(11)	(15)	1,035	1,212	(15)
Total client assets ($ in billions)	$1,835	2,080	2,183	2,091	2,143	(12)	(14)	$1,835	2,143	(14)
Annualized revenue per advisor ($ in thousands) (1)	1,213	1,221	1,171	1,141	1,084	(1)	12	1,217	1,071	14
Total financial and wealth advisors (#) (period-end)	12,184	12,250	12,367	12,552	12,819	(1)	(5)	12,184	12,819	(5)

Selected Balance Sheet Data (average)
Total loans	$85,912	84,765	84,007	82,785	81,784	1	5	$85,342	81,314	5
Total deposits	173,670	185,814	180,939	176,570	174,980	(7)	(1)	179,708	174,333	3
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—	8,750	8,750	—

Selected Balance Sheet Data (period-end)
Total loans	85,342	84,688	84,101	82,824	82,783	1	3	85,342	82,783	3
Total deposits	165,633	183,727	192,548	177,809	174,267	(10)	(5)	165,633	174,267	(5)
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Jun 30, 2022 % Change from		Six months ended
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Income Statement
Net interest income	$(619)	(818)	(420)	(427)	(304)	24%	NM	$(1,437)	(694)	NM
Noninterest income	(114)	806	3,540	1,752	3,327	NM	NM	692	4,744	(85)%
Total revenue	(733)	(12)	3,120	1,325	3,023	NM	NM	(745)	4,050	NM
Net charge-offs	(6)	(6)	(5)	(10)	(8)	—	25	(12)	69	NM
Change in the allowance for credit losses	21	(14)	8	1	(26)	250	181	7	(6)	217
Provision for credit losses	15	(20)	3	(9)	(34)	175	144	(5)	63	NM
Noninterest expense	618	786	1,016	1,140	1,000	(21)	(38)	1,404	2,231	(37)
Income (loss) before income tax expense (benefit)	(1,366)	(778)	2,101	194	2,057	(76)	NM	(2,144)	1,756	NM
Income tax expense (benefit)	(242)	(227)	538	110	223	(7)	NM	(469)	(52)	NM
Less: Net income (loss) from noncontrolling interests	(170)	128	647	281	704	NM	NM	(42)	757	NM
Net income (loss)	$(954)	(679)	916	(197)	1,130	(41)	NM	$(1,633)	1,051	NM

Selected Metrics
Headcount (#) (period-end)	82,686	82,363	83,730	86,328	87,702	—	(6)	82,686	87,702	(6)

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$145,637	178,747	216,156	250,414	255,043	(19)	(43)	$162,101	239,010	(32)
Available-for-sale debt securities	127,997	156,756	169,953	172,035	185,396	(18)	(31)	142,297	192,867	(26)
Held-to-maturity debt securities	291,710	275,510	262,969	260,167	237,788	6	23	283,655	227,623	25
Equity securities	15,681	15,760	15,172	13,254	11,499	(1)	36	15,720	11,203	40
Total loans	9,083	9,292	9,006	9,765	10,077	(2)	(10)	9,187	10,152	(10)
Total assets	642,606	687,341	727,818	762,067	754,629	(7)	(15)	664,850	741,203	(10)
Total deposits	20,327	27,039	34,936	37,302	41,696	(25)	(51)	23,665	44,080	(46)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$123,872	175,201	209,696	241,423	248,784	(29)	(50)	$123,872	248,784	(50)
Available-for-sale debt securities	114,469	157,164	165,926	173,237	177,923	(27)	(36)	114,469	177,923	(36)
Held-to-maturity debt securities	298,895	277,965	269,285	261,583	260,054	8	15	298,895	260,054	15
Equity securities	15,004	16,137	16,549	14,022	13,142	(7)	14	15,004	13,142	14
Total loans	9,133	9,101	9,997	9,589	10,593	—	(14)	9,133	10,593	(14)
Total assets	611,658	682,912	721,335	751,155	761,915	(10)	(20)	611,658	761,915	(20)
Total deposits	21,563	23,715	32,220	37,507	40,091	(9)	(46)	21,563	40,091	(46)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Jun 30, 2022 $ Change from
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021
Period-End Loans
Commercial and industrial	$380,235	362,137	350,436	326,425	317,618	18,098	62,617
Real estate mortgage	133,411	129,495	127,733	121,985	120,678	3,916	12,733
Real estate construction	21,743	20,613	20,092	21,129	22,406	1,130	(663)
Lease financing	14,530	14,469	14,859	15,398	15,720	61	(1,190)
Total commercial	549,919	526,714	513,120	484,937	476,422	23,205	73,497
Residential mortgage – first lien	252,941	245,242	242,270	242,935	244,371	7,699	8,570
Residential mortgage – junior lien	14,604	15,392	16,618	18,026	19,637	(788)	(5,033)
Credit card	41,222	38,639	38,453	36,061	34,936	2,583	6,286
Auto	55,658	57,083	56,659	53,827	51,073	(1,425)	4,585
Other consumer	29,390	28,737	28,274	27,041	25,861	653	3,529
Total consumer	393,815	385,093	382,274	377,890	375,878	8,722	17,937
Total loans	$943,734	911,807	895,394	862,827	852,300	31,927	91,434

Average Loans
Commercial and industrial	$370,615	353,829	335,752	319,426	318,917	16,786	51,698
Real estate mortgage	131,128	127,464	123,806	121,453	120,526	3,664	10,602
Real estate construction	21,328	20,259	20,800	21,794	22,015	1,069	(687)
Lease financing	14,445	14,586	15,227	15,492	15,565	(141)	(1,120)
Total commercial	537,516	516,138	495,585	478,165	477,023	21,378	60,493
Residential mortgage – first lien	248,879	242,883	242,515	243,201	247,815	5,996	1,064
Residential mortgage – junior lien	14,998	16,017	17,317	18,809	20,457	(1,019)	(5,459)
Credit card	39,614	38,164	37,041	35,407	34,211	1,450	5,403
Auto	56,262	56,701	55,161	52,370	50,014	(439)	6,248
Other consumer	29,298	28,102	27,417	26,072	25,227	1,196	4,071
Total consumer	389,051	381,867	379,451	375,859	377,724	7,184	11,327
Total loans	$926,567	898,005	875,036	854,024	854,747	28,562	71,820

Average Interest Rates
Commercial and industrial	2.92%	2.41	2.45	2.44	2.52
Real estate mortgage	3.00	2.65	2.64	2.67	2.74
Real estate construction	3.59	3.31	3.08	3.10	3.08
Lease financing	4.24	4.24	4.27	4.45	4.49
Total commercial	3.00	2.56	2.58	2.60	2.66
Residential mortgage – first lien	3.12	3.14	3.27	3.12	3.16
Residential mortgage – junior lien	4.48	4.17	4.22	4.11	4.13
Credit card	11.13	11.32	11.25	11.47	11.48
Auto	4.18	4.17	4.37	4.44	4.52
Other consumer	4.26	3.69	3.67	3.70	3.70
Total consumer	4.23	4.20	4.28	4.18	4.18
Total loans	3.52%	3.25	3.32	3.29	3.33

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Jun 30, 2022 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Mar 31, 2022	Jun 30, 2021
By product:
Commercial:
Commercial and industrial	$27	0.03%	$(23)	(0.03)%	$3	—%	$46	0.06%	$81	0.10%	$50	(54)
Real estate mortgage	(4)	(0.01)	(5)	(0.02)	22	0.07	(10)	(0.03)	(5)	(0.02)	1	1
Real estate construction	—	—	—	—	—	—	1	—	(1)	—	—	1
Lease financing	—	(0.02)	(1)	(0.02)	3	0.09	1	0.03	5	0.12	1	(5)
Total commercial	23	0.02	(29)	(0.02)	28	0.02	38	0.03	80	0.07	52	(57)
Consumer:
Residential mortgage – first lien	(3)	(0.01)	(3)	—	110	0.18	(14)	(0.02)	(19)	(0.03)	—	16
Residential mortgage – junior lien	(13)	(0.36)	(18)	(0.46)	8	0.19	(28)	(0.61)	(31)	(0.60)	5	18
Credit card	199	2.02	176	1.87	150	1.61	158	1.77	256	3.01	23	(57)
Auto	68	0.49	96	0.68	58	0.41	26	0.20	45	0.35	(28)	23
Other consumer	70	0.98	83	1.20	67	0.96	79	1.22	50	0.80	(13)	20
Total consumer	321	0.33	334	0.35	393	0.41	221	0.23	301	0.32	(13)	20
Total net charge-offs	$344	0.15%	$305	0.14%	$421	0.19%	$259	0.12%	$381	0.18%	$39	(37)
By segment:
Consumer Banking and Lending	$358	0.43%	$375	0.47%	$410	0.50%	$302	0.37%	$359	0.43%	$(17)	(1)
Commercial Banking	3	0.01	(29)	(0.06)	(9)	(0.02)	16	0.04	50	0.11	32	(47)
Corporate and Investing Banking	(11)	(0.01)	(31)	(0.04)	8	0.01	(48)	(0.07)	(18)	(0.03)	20	7
Wealth and Investment Management	—	—	(4)	(0.02)	18	0.09	(3)	(0.01)	(3)	(0.01)	4	3
Corporate	(6)	(0.26)	(6)	(0.26)	(6)	(0.26)	(8)	(0.33)	(7)	(0.28)	—	1
Total net charge-offs	$344	0.15%	$305	0.14%	$421	0.19%	$259	0.12%	$381	0.18%	$39	(37)
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Jun 30, 2022 $ Change from
($ in millions)	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021
Balance, beginning of period	$12,681	13,788	14,705	16,391	18,043	(1,107)	(5,362)
Provision for credit losses	578	(775)	(464)	(1,387)	(1,239)	1,353	1,817
Interest income on certain loans (1)	(27)	(29)	(33)	(35)	(36)	2	9
Net loan charge-offs:
Commercial:
Commercial and industrial	(27)	23	(3)	(46)	(81)	(50)	54
Real estate mortgage	4	5	(22)	10	5	(1)	(1)
Real estate construction	—	—	—	(1)	1	—	(1)
Lease financing	—	1	(3)	(1)	(5)	(1)	5
Total commercial	(23)	29	(28)	(38)	(80)	(52)	57
Consumer:
Residential mortgage – first lien	3	3	(110)	14	19	—	(16)
Residential mortgage – junior lien	13	18	(8)	28	31	(5)	(18)
Credit card	(199)	(176)	(150)	(158)	(256)	(23)	57
Auto	(68)	(96)	(58)	(26)	(45)	28	(23)
Other consumer	(70)	(83)	(67)	(79)	(50)	13	(20)
Total consumer	(321)	(334)	(393)	(221)	(301)	13	(20)
Net loan charge-offs	(344)	(305)	(421)	(259)	(381)	(39)	37
Other	(4)	2	1	(5)	4	(6)	(8)
Balance, end of period	$12,884	12,681	13,788	14,705	16,391	203	(3,507)
Components:
Allowance for loan losses	$11,786	11,504	12,490	13,517	15,148	282	(3,362)
Allowance for unfunded credit commitments	1,098	1,177	1,298	1,188	1,243	(79)	(145)
Allowance for credit losses for loans	$12,884	12,681	13,788	14,705	16,391	203	(3,507)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	8.54x	9.31	7.49	13.14	9.93
Allowance for loan losses as a percentage of:
Total loans	1.25%	1.26	1.39	1.57	1.78
Nonaccrual loans	197	167	173	192	205
Allowance for credit losses for loans as a percentage of:
Total loans	1.37	1.39	1.54	1.70	1.92
Nonaccrual loans	215	185	191	208	222
(1)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Jun 30, 2021
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$4,620	1.22%	$4,625	1.28%	$4,873	1.39%	$5,193	1.59%	$5,640	1.78%
Real estate mortgage	1,810	1.36	1,883	1.45	2,085	1.63	2,422	1.99	2,884	2.39
Real estate construction	378	1.74	366	1.78	431	2.15	470	2.22	530	2.37
Lease financing	274	1.89	274	1.89	402	2.71	480	3.12	516	3.28
Total commercial	7,082	1.29	7,148	1.36	7,791	1.52	8,565	1.77	9,570	2.01
Consumer:
Residential mortgage – first lien (1)	1,024	0.40	927	0.38	1,156	0.48	1,197	0.49	1,283	0.53
Residential mortgage – junior lien (1)	(6)	(0.04)	2	0.01	130	0.78	201	1.12	320	1.63
Credit card	3,253	7.89	3,094	8.01	3,290	8.56	3,356	9.31	3,663	10.48
Auto	1,045	1.88	1,030	1.80	928	1.64	901	1.67	1,026	2.01
Other consumer	486	1.65	480	1.67	493	1.74	485	1.79	529	2.05
Total consumer	5,802	1.47	5,533	1.44	5,997	1.57	6,140	1.62	6,821	1.81
Total allowance for credit losses for loans	$12,884	1.37%	$12,681	1.39%	$13,788	1.54%	$14,705	1.70%	$16,391	1.92%
By segment:
Consumer Banking and Lending	$6,540	1.95%	$6,305	1.92%	$6,891	2.11%	$7,194	2.21%	$8,035	2.46%
Commercial Banking	2,644	1.29	2,631	1.32	2,950	1.55	3,334	1.85	3,692	2.06
Corporate and Investing Banking	3,480	1.13	3,532	1.22	3,705	1.30	3,900	1.48	4,318	1.70
Wealth and Investment Management	231	0.27	238	0.28	271	0.32	292	0.35	362	0.44
Corporate	(11)	(0.12)	(25)	(0.27)	(29)	(0.29)	(15)	(0.16)	(16)	(0.15)
Total allowance for credit losses for loans	$12,884	1.37%	$12,681	1.39%	$13,788	1.54%	$14,705	1.70%	$16,391	1.92%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Jun 30, 2022		Mar 31, 2022		Dec 31, 2021		Sep 30, 2021		Jun 30, 2021		Jun 30, 2022 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Mar 31, 2022	Jun 30, 2021
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$722	0.19%	$799	0.22%	$980	0.28%	$1,274	0.39%	$1,691	0.53%	$(77)	(969)
Real estate mortgage	898	0.67	1,033	0.80	1,235	0.97	1,538	1.26	1,598	1.32	(135)	(700)
Real estate construction	3	0.01	4	0.02	13	0.06	20	0.09	45	0.20	(1)	(42)
Lease financing	96	0.66	117	0.81	148	1.00	188	1.22	215	1.37	(21)	(119)
Total commercial	1,719	0.31	1,953	0.37	2,376	0.46	3,020	0.62	3,549	0.74	(234)	(1,830)
Consumer:
Residential mortgage – first lien (1)	3,322	1.31	3,873	1.58	3,803	1.57	3,093	1.27	2,852	1.17	(551)	470
Residential mortgage – junior lien (1)	729	4.99	802	5.21	801	4.82	702	3.89	713	3.63	(73)	16
Auto	188	0.34	208	0.36	198	0.35	206	0.38	221	0.43	(20)	(33)
Other consumer	35	0.12	35	0.12	34	0.12	37	0.14	36	0.14	—	(1)
Total consumer	4,274	1.09	4,918	1.28	4,836	1.27	4,038	1.07	3,822	1.02	(644)	452
Total nonaccrual loans	5,993	0.64	6,871	0.75	7,212	0.81	7,058	0.82	7,371	0.86	(878)	(1,378)
Foreclosed assets	130		130		112		121		129		—	1
Total nonperforming assets	$6,123	0.65%	$7,001	0.77%	$7,324	0.82%	$7,179	0.83%	$7,500	0.88%	$(878)	(1,377)
By segment:
Consumer Banking and Lending	$4,179	1.24%	$4,754	1.45%	$4,672	1.43%	$3,955	1.21%	$3,730	1.14%	$(575)	449
Commercial Banking	1,065	0.52	1,242	0.62	1,520	0.80	1,827	1.01	2,096	1.17	(177)	(1,031)
Corporate and Investing Banking	646	0.21	706	0.24	778	0.27	1,073	0.41	1,310	0.52	(60)	(664)
Wealth and Investment Management	233	0.27	299	0.35	354	0.42	324	0.39	364	0.44	(66)	(131)
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$6,123	0.65%	$7,001	0.77%	$7,324	0.82%	$7,179	0.83%	$7,500	0.88%	$(878)	(1,377)
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Jun 30, 2022				Mar 31, 2022				Jun 30, 2021
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$56	146,264	16%	$245,199	$59	140,267	15%	$243,327	$154	124,759	15%	$214,618
Technology, telecom and media	70	27,701	3	69,050	63	24,382	3	61,361	65	20,669	2	58,791
Real estate and construction	67	26,154	3	58,281	72	24,961	3	55,720	136	22,488	3	53,516
Equipment, machinery and parts manufacturing	19	21,669	2	46,111	17	19,763	2	44,596	41	16,833	2	40,112
Retail	19	18,994	2	41,335	21	17,529	2	40,551	44	16,726	2	39,646
Materials and commodities	25	16,793	2	38,571	28	16,141	2	38,443	19	13,033	2	35,185
Food and beverage manufacturing	6	15,522	2	33,816	6	14,935	2	31,771	9	11,955	1	29,441
Oil, gas and pipelines	84	9,878	1	31,043	85	8,447	*	29,592	486	9,186	1	28,753
Health care and pharmaceuticals	20	13,936	1	29,624	25	13,279	1	29,597	26	13,484	2	29,037
Auto related	11	11,905	1	27,291	22	10,762	1	26,020	63	9,873	1	25,024
Utilities	77	9,060	*	25,579	78	8,303	*	24,408	67	7,136	*	21,596
Commercial services	38	10,954	1	24,824	69	10,632	1	25,104	76	10,018	1	23,785
Banks	—	19,775	2	20,836	—	18,336	2	18,823	—	14,839	2	15,289
Diversified or miscellaneous	10	8,661	*	20,714	21	8,233	*	18,936	27	6,309	*	16,078
Entertainment and recreation	39	11,562	1	19,073	43	11,438	1	19,381	68	7,612	*	15,493
Transportation services	213	8,583	*	15,725	246	8,116	*	15,126	492	8,566	1	16,814
Insurance and fiduciaries	1	5,104	*	15,688	1	4,366	*	15,304	1	4,371	*	16,340
Government and education	16	6,096	*	12,225	4	5,717	*	11,073	4	5,033	*	10,634
Agribusiness	26	6,070	*	11,631	32	6,058	*	11,514	57	5,402	*	11,161
Other	21	84	*	7,365	24	4,941	*	12,392	71	5,046	*	12,511
Total	$818	394,765	42%	$793,981	$916	376,606	41%	$773,039	$1,906	333,338	39%	$713,824
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit. In second quarter 2022, we reclassified commitments for commercial securities-based loans originated by the Wealth and Investment Management operating segment to consumer loan commitments. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Jun 30, 2022				Mar 31, 2022				Jun 30, 2021
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Apartments	$10	37,707	4%	$49,748	13	33,501	4%	$44,686	27	28,853	3%	$36,462
Office buildings	109	36,161	4	41,546	130	36,551	4	42,169	148	36,271	4	42,072
Industrial/warehouse	57	18,501	2	22,354	70	17,929	2	21,092	90	17,077	2	19,948
Hotel/motel	186	13,378	1	14,110	200	12,439	1	12,940	361	12,271	1	12,706
Retail (excluding shopping center)	105	11,970	1	12,744	117	12,308	1	12,982	233	13,233	2	13,947
Shopping center	283	10,167	1	10,781	342	10,295	1	10,938	509	10,913	1	11,581
Institutional	37	7,739	*	9,229	39	7,886	*	9,519	74	6,908	*	8,213
Mixed use properties	61	7,517	*	8,974	71	7,503	*	9,051	98	6,244	*	7,280
Collateral pool	—	3,389	*	3,904	—	3,603	*	4,193	—	3,138	*	3,770
Storage facility	—	2,825	*	3,044	—	2,529	*	3,025	—	1,907	*	2,572
Other	53	5,800	*	9,248	55	5,564	*	8,401	103	6,269	*	9,587
Total	$901	155,154	16%	$185,682	1,037	150,108	16%	$178,996	1,643	143,084	17%	$168,138
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Jun 30, 2022 % Change from
(in millions, except ratios)		Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021
Tangible book value per common share:
Total equity		$179,793	181,689	190,110	191,071	193,127	(1)%	(7)
Adjustments:
Preferred stock		(20,057)	(20,057)	(20,057)	(20,270)	(20,820)	—	4
Additional paid-in capital on preferred stock		135	136	136	120	136	(1)	(1)
Unearned ESOP shares		646	646	646	875	875	—	(26)
Noncontrolling interests		(2,261)	(2,446)	(2,504)	(2,043)	(1,865)	8	(21)
Total common stockholders' equity	(A)	158,256	159,968	168,331	169,753	171,453	(1)	(8)
Adjustments:
Goodwill		(25,178)	(25,181)	(25,180)	(26,191)	(26,194)	—	4
Certain identifiable intangible assets (other than MSRs)		(191)	(210)	(225)	(281)	(301)	9	37
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,307)	(2,304)	(2,437)	(2,120)	(2,256)	—	(2)
Applicable deferred taxes related to goodwill and other intangible assets (1)		880	871	765	886	875	1	1
Tangible common equity	(B)	$131,460	133,144	141,254	142,047	143,577	(1)	(8)
Common shares outstanding	(C)	3,793.0	3,789.9	3,885.8	3,996.9	4,108.0	—	(8)
Book value per common share	(A)/(C)	$41.72	42.21	43.32	42.47	41.74	(1)	—
Tangible book value per common share	(B)/(C)	34.66	35.13	36.35	35.54	34.95	(1)	(1)

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Jun 30, 2022 % Change from		Six months ended
(in millions, except ratios)		Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$2,839	3,393	5,470	4,787	5,743	(16)%	(51)	$6,232	9,999	(38)%
Average total equity		181,016	186,337	190,744	194,041	190,968	(3)	(5)	183,662	190,026	(3)
Adjustments:
Preferred stock		(20,057)	(20,057)	(20,267)	(21,403)	(21,108)	—	5	(20,057)	(21,472)	(7)
Additional paid-in capital on preferred stock		135	134	120	145	138	1	(2)	135	142	(5)
Unearned ESOP shares		646	646	872	875	875	—	(26)	646	875	(26)
Noncontrolling interests		(2,386)	(2,468)	(2,119)	(1,845)	(1,313)	3	(82)	(2,427)	(1,215)	100
Average common stockholders’ equity	(B)	159,354	164,592	169,350	171,813	169,560	(3)	(6)	161,959	168,356	(4)
Adjustments:
Goodwill		(25,179)	(25,180)	(25,569)	(26,192)	(26,213)	—	4	(25,180)	(26,297)	(4)
Certain identifiable intangible assets (other than MSRs)		(200)	(218)	(246)	(290)	(310)	8	35	(209)	(320)	(35)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2,304)	(2,395)	(2,309)	(2,169)	(2,208)	4	(4)	(2,349)	(2,212)	6
Applicable deferred taxes related to goodwill and other intangible assets (1)		877	803	848	882	873	9	—	840	868	(3)
Average tangible common equity	(C)	$132,548	137,602	142,074	144,044	141,702	(4)	(6)	$135,061	140,395	(4)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	7.1%	8.4	12.8	11.1	13.6			7.8%	12.0
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	8.6	10.0	15.3	13.2	16.3			9.3	14.4
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Jun 30, 2022 % Change from
($ in billions)		Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021
Total equity		$179.8	181.7	190.1	191.1	193.1	(1)%	(7)
Adjustments:
Preferred stock		(20.1)	(20.1)	(20.1)	(20.3)	(20.8)	—	4
Additional paid-in capital on preferred stock		0.2	0.1	0.1	0.1	0.2	73	—
Unearned ESOP shares		0.7	0.7	0.7	0.9	0.9	—	(15)
Noncontrolling interests		(2.3)	(2.4)	(2.5)	(2.0)	(1.9)	8	(21)
Total common stockholders' equity		158.3	160.0	168.3	169.8	171.5	(1)	(8)
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(26.2)	(26.2)	—	4
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.2)	(0.3)	(0.3)	9	37
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.3)	(2.3)	(2.4)	(2.1)	(2.3)	—	(2)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.8	0.9	0.9	1	1
Current expected credit loss (CECL) transition provision (3)		0.2	0.2	0.2	0.5	0.9	1	(80)
Other		(1.6)	(1.1)	(0.9)	(1.0)	(1.1)	(39)	(41)
Common Equity Tier 1	(A)	130.1	132.3	140.6	141.6	143.4	(2)	(9)
Preferred stock		20.1	20.1	20.1	20.3	20.8	—	(4)
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	(100)	—
Unearned ESOP shares		(0.7)	(0.7)	(0.6)	(0.9)	(0.9)	—	15
Other		(0.2)	(0.3)	(0.2)	(0.3)	(0.1)	31	NM
Total Tier 1 capital	(B)	149.1	151.3	159.7	160.6	163.0	(1)	(9)
Long-term debt and other instruments qualifying as Tier 2		21.6	22.3	22.7	22.8	23.2	(3)	(7)
Qualifying allowance for credit losses (4)		13.2	13.0	14.1	14.6	14.3	2	(7)
Other		(0.3)	(0.3)	(0.2)	(0.4)	(0.5)	(14)	31
Total qualifying capital	(C)	$183.6	186.3	196.3	197.6	200.1	(1)	(8)

Total risk-weighted assets (RWAs)	(D)	$1,257.1	1,265.5	1,239.0	1,218.9	1,188.7	(1)	6

Common Equity Tier 1 to total RWAs	(A)/(D)	10.3%	10.5	11.4	11.6	12.1
Tier 1 capital to total RWAs	(B)/(D)	11.9	12.0	12.9	13.2	13.7
Total capital to total RWAs	(C)/(D)	14.6	14.7	15.8	16.2	16.8
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(4)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Jun 30, 2022 % Change from
($ in billions)		Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2022	Jun 30, 2021
Total equity		$179.8	181.7	190.1	191.1	193.1	(1)%	(7)
Adjustments:
Preferred stock		(20.1)	(20.1)	(20.1)	(20.3)	(20.8)	—	4
Additional paid-in capital on preferred stock		0.2	0.1	0.2	0.1	0.2	73	—
Unearned ESOP shares		0.7	0.7	0.6	0.9	0.9	—	(15)
Noncontrolling interests		(2.3)	(2.4)	(2.5)	(2.0)	(1.9)	8	(21)
Total common stockholders' equity		158.3	160.0	168.3	169.8	171.5	(1)	(8)
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(26.2)	(26.2)	—	4
Certain identifiable intangible assets (other than MSRs)		(0.2)	(0.2)	(0.2)	(0.3)	(0.3)	9	37
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(2.3)	(2.3)	(2.4)	(2.1)	(2.3)	—	(2)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.8	0.9	0.9	1	1
CECL transition provision (3)		0.2	0.2	0.2	0.5	0.9	1	(80)
Other		(1.6)	(1.1)	(0.9)	(1.0)	(1.1)	(39)	(41)
Common Equity Tier 1	(A)	130.1	132.3	140.6	141.6	143.4	(2)	(9)
Preferred stock		20.1	20.1	20.1	20.3	20.8	—	(4)
Additional paid-in capital on preferred stock		(0.2)	(0.1)	(0.2)	(0.1)	(0.2)	(100)	—
Unearned ESOP shares		(0.7)	(0.7)	(0.6)	(0.9)	(0.9)	(7)	15
Other		(0.2)	(0.3)	(0.2)	(0.3)	(0.1)	31	NM
Total Tier 1 capital	(B)	149.1	151.3	159.7	160.6	163.0	(1)	(9)
Long-term debt and other instruments qualifying as Tier 2		21.6	22.3	22.7	22.8	23.2	(3)	(7)
Qualifying allowance for credit losses (4)		4.4	4.4	4.4	4.4	4.3	—	3
Other		(0.3)	(0.3)	(0.2)	(0.4)	(0.4)	(14)	12
Total qualifying capital	(C)	$174.8	177.7	186.6	187.4	190.1	(2)	(8)

Total RWAs	(D)	$1,123.2	1,119.5	1,116.1	1,138.6	1,126.5	—	—

Common Equity Tier 1 to total RWAs	(A)/(D)	11.6%	11.8	12.6	12.4	12.7
Tier 1 capital to total RWAs	(B)/(D)	13.3	13.5	14.3	14.1	14.5
Total capital to total RWAs	(C)/(D)	15.6	15.9	16.7	16.5	16.9
NM – Not meaningful
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(3)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(4)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.